Low Beta Tactical 500 Fund

a Series of Northern Lights Fund Trust IV

Investor Class

Institutional Class

Supplement October 13, 2017 to the Statement of Additional Information April 14, 2017

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Effective October 2, 2017, Ira Rothblut resigned from the Board of Trustees of the Northern Lights Fund Trust IV and Chairman of the Audit Committee. Mr. Joseph Breslin will replace Mr. Rothblut as the Chairman of the Audit Committee.

The following replaces the section Board Risk Oversight on page 23:

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

The following replaces the first paragraph in Trustee Qualifications on page 23:

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Breslin has over 20 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate based, in part, upon his years of service as an officer and/or Trustee to other registered investment companies. Thomas Sarkany is qualified to serve as a Trustee based on his experience in various business and consulting positions, and through his experience from service as a board member of the Trust and other investment companies. Since 2010, he has been the President of a financial services firm and from 1994 through 2010, held various roles at a publicly held company providing financial research, publications and money management services to retail and institutional investors, including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. In addition to his service as a Trustee of the Trust, Mr. Sarkany serves as a trustee of the Northern Lights Fund Trust II and has previously served as a director of certain public companies. Charles R. Ranson has more than 20 years’ experience in strategic analysis and planning, risk assessment, and capital formation in the operation of complex organizations and entrepreneurial ventures. In addition to his service to the Trust, Mr. Ranson serves as an independent trustee to another mutual fund complex. Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The

Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Ira Rothblut and the accompanying information is deleted from the table titled Independent Trustees on pages 24 through 25.

The following note is added to “Ira Rothblut” in the table under Compensation on page 26:

** Ira Rothblut resigned from the Board of Trustees of Trust effective October 2, 2017.

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This Supplement, and the Fund’s Prospectus and Statements of Additional Information, dated April 14, 2017, provide information that you should know before investing in a Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-844--655-9371.